UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On May 7, 2015, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On May 6, 2015, the Company held its annual general meeting of shareholders, at which the following items were voted upon:

(1)         Election of Directors. The Company’s shareholders elected all persons nominated for election as directors as set forth in the Proxy Statement to serve until the next Annual Meeting of Shareholders. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote

Li Dong Jui	14,467,601	116,555	1,730,896
Albert R. Dowden	12,967,748	1,616,408	1,730,896
Kristine F. Hughes	12,621,552	1,962,604	1,730,896
Robert B. Mercer	13,720,913	863,243	1,730,896
Willem Mesdag	13,180,824	1,403,332	1,730,896
Gregory L. Probert	13,741,747	842,409	1,730,896
Mary Beth Springer	13,721,979	862,177	1,730,896
Rebecca L. Steinfort	14,513,831	70,325	1,730,896
Jeffrey D. Watkins	13,723,701	860,455	1,730,896

(2)         Ratification of appointment of independent registered public accounting firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2015. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
16,157,241	150,595	7,216

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2015.

(3)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
13,914,086	621,646	48,424	1,730,896

Item 8.01                                           Other Events.

Quarterly Cash Dividend

On May 7, 2015, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.10 per share, payable on June 2, 2015, to shareholders of record on May 22, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated May 7, 2015

Cautionary Statement Regarding Forward-Looking Statements

This report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to our objectives, plans and strategies. All forward-looking statements are based on current expectations and speak only as of the date of this Form 8-K and are expressly qualified in their entirety by the cautionary statements included in our Annual Report on Form 10-K.  The Company cautions investors not to place undue reliance on forward-looking statements, which reflect our analysis only as of the date of this filing.  Except as required by law, we undertake no obligation to publicly update forward-looking statements to reflect subsequent events or circumstances.  Further information on these factors and other factors that could affect the Company’s financial results is included in our filings with the United States Securities & Exchange Commission, including our latest Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 8, 2015	By:	/s/ Steve Bunker
Steve Bunker, Chief Financial Officer